UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2005

VIASYS HEALTHCARE INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16121	04-3505871
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

227 Washington Street, Suite 200 Conshohocken, Pennsylvania		19428
(Address of Principal Executive Offices)		(Zip Code)

(610) 862-0800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)           On April 28, 2005, following the recommendation of the Nominating and Governance Committee, the Board of Directors of VIASYS Healthcare Inc. (the “Company”) elected Elliot J. Sussman, M.D. a director of the Company. Dr. Sussman will serve as a Class I director with term continuing through the Company’s 2007 Annual Meeting of Stockholders. Dr. Sussman will also serve as a member of the Audit Committee, replacing Sander A. Flaum. Mr. Flaum will continue to serve as a director of the Company, a member of the Compensation Committee and a member of the Nominating and Governance Committee. Dr. Sussman filled a vacancy on the Board of Directors of the Company. The Board now consists of eight directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYS HEALTHCARE INC.
(Registrant)
Date: May 3, 2005

	By:	/s/ Martin P. Galvan

		Name:	Martin P. Galvan
		Title:	Senior Vice President, Chief Financial Officer, Director of Investor Relations